UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               _________________

                                    FORM 8-K
                               _________________

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 27, 2011



                             ICAHN ENTERPRISES L.P.
             (Exact Name of Registrant as Specified in Its Charter)




                 DELAWARE                                       1-9516
(State or Other Jurisdiction of Incorporation)         (Commission File Number)

                                   13-3398766
                       (IRS Employer Identification No.)


                767 FIFTH AVENUE, SUITE 4700, NEW YORK, NY 10153
              (Address of Principal Executive Offices) (Zip Code)


                                 (212) 702-4300
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

On December 27, 2011, Icahn Enterprises L.P. issued a press release announcing the pricing terms for its previously announced rights offering. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall be deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities and Exchange Act of 1934, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 - Press Release dated December 27, 2011.


      [Remainder of page intentionally left blank; signature page follows]

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ICAHN ENTERPRISES L.P.
                                              (Registrant)


                                              By:  Icahn Enterprises G.P. Inc.,
                                                   its general partner


                                              By:  /s/ Dominick Ragone
                                                   -------------------
                                                   Dominick Ragone
                                                   Chief Financial Officer

Date: December 27, 2011